UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2021

Next Meats Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56167	85-4008709
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F 1-16-13 Ebisu Minami Shibuya-ku, Tokyo Japan	150-0022
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Note: “We”, “Our”,  “Us”, “the Issuer”, and “the Company” all refer to Next Meats Holdings, Inc., a Nevada Corporation.

Item 8.01 Other Events

On or about September 17, 2021, we incorporated NextMeats France, a French Company, that will act as a wholly owned subsidiary of the Company. We intend to utilize Next Meats France to, amongst other things, operate as a reseller and distributor, in France and throughout Europe, of food products currently offered by Next Meats Co., Ltd., a Japanese Company. There are currently no agreements in place between Next Meats Co., Ltd. and NextMeats France, however each entity is currently under common control and shares the same management team.

Next Meats Co., Ltd. is a Japanese Company that operates in the “alternative meat” industry. It currently offers, and plans to continue to offer, amongst other things, artificial chicken and beef products made from meat substitutes. The product offerings from Next Meats Co., Ltd. are currently sold to various food distributors, supermarkets, and restaurant groups.

As previously disclosed in our Form 8-K filed on June 9, 2021, we entered into a “Share Cancellation and Exchange Agreement” (referred to herein as “the Agreement”) with Next Meats Co., Ltd. A full copy of the agreement is attached as Exhibit 10.1 to the aforementioned Form 8-K.

Next Meats Co., Ltd. is referred to herein as “NMCO”, and Next Meats Holdings, Inc., is referred to herein as “the Company”, and or “NXMH.” The current shareholders of Next Meats Co., Ltd. are referred to herein as “NMCO shareholders”.

Pursuant to the agreement, at the effective time of the agreement, NXMH shall acquire NMCO as a wholly owned subsidiary and commensurate with this action, there shall be a conversion of the NXMH Percentile Share Interest in exchange for the Company’s 100% percentile share interest in NMCO. Immediately prior to the Effective Time, (defined below) each NMCO shareholder shall cancel and exchange their percentile share interest in NMCO for an equivalent percentile share interest in NXMH pursuant to each NMCO shareholder’s pro rata percentage set forth on the chart below (the “Cancellation and Exchange”). At the Effective Time, NMCO shall issue NXMH 1,000 shares of its common stock.

Effective Time: Subject to the provisions of the Agreement, prior to the Effective Time, NMCO shall utilize reasonable and best commercial efforts to complete an audit by an accounting firm that is registered with the Public Company Accounting Oversight Board. Upon completion, NXMH shall prepare and file a super Form 8-K with the Securities and Exchange Commission (“SEC”), including Form 10 information on behalf of NMCO. The Agreement shall become effective upon the issuance by NMCO of the 1,000 shares of its common stock to NXMH, which shall not occur until such time as the Super Form 8-K is complete and ready to be filed with the SEC (the date and time the Agreement becomes effective being referred to herein as the “Effective Time”).

The aforementioned parties hereto intend that the reorganization contemplated by this Agreement shall constitute a tax-free organization pursuant to Section 368(a)(1) of the Internal Revenue Code.

Currently, as of the date of this report, NMCO is comprised of the following parties:

NAME OF SHAREHOLDER	APPROXIMATE PERCENTILE SHARES OWNED OF NMCO	SHARES OWNED OF NMCO	PRO RATA COMMON SHARES OF NXMH TO BE ISSUED TO NMCO SHAREHOLDER
Ryo Shirai	33.4643%	37,402	163,088,842
Hideyuki Sasaki	33.4643%	37,402	163,088,842
White Knight Co., Ltd. (owned and controlled by Koichi Ishizuka)	19.0575%	21,300	92,877,182
Koichi Ishizuka	4.2946%	4,800	20,930,069
Kiyoshi Noda	1.9666%	2,198	9,584,227
Rei Ishizuka	1.9666%	2,198	9,584,227
Michihito Inoue	1.4315%	1,600	6,976,690
Ryonetsu Kogyou co., ltd (Represented by Mitsugu Kondo, CEO)	0.8947%	1,000	4,360,431
Hideya Marukawa	0.7158%	800	3,488,345
Keiichi Yogo	0.7158%	800	3,488,345
Tomonori Yoshinaga	0.5368%	600	2,616,259
SJ Capital Co., Ltd. (Represented by Takeshi Sugisawa)	0.5073%	567	2,472,364
Okakichi Co., Ltd (Represented by Shigeru Okada, CEO)	0.3275%	366	1,595,918
CX Inc. (Represented by Hiromichi Furui, CEO)	0.2988%	334	1,456,384
HEXEL Works, Inc. (Represented by Yoichi Nagai, CEO)	0.2684%	300	1,308,129
THREWAYS, Inc. (Represented by GENKI HIRAI, CEO)	0.0895%	100	436,044
Total	100.0000%	111,767	487,352,298

Following the effective time of the aforementioned Agreement, Next Meats Co., Ltd. will be a wholly owned subsidiary of the Company. At the effective time, Next Meats Co., Ltd. will no longer be our controlling shareholder. At the effective time, collectively, Ryo Shirai Hideyuki Sasaki, and Koichi Ishizuka (directly and indirectly through White Knight Co., Ltd.), will own and control approximately 439,984,935 shares of our common stock.

Currently, the financial statements of Next Meats Co., Ltd. are being audited by BF Borgers CPA PC. We believe the audit will be completed in the weeks to follow, which will be followed up by a Form 8-K filing, to disclose the completion of the acquisition of Next Meats Co., Ltd. by the issuer. There is no guarantee that we will meet the aforementioned timeline.

Information Relating to our Form 10-Q for the Period Ending July 31, 2021

We acknowledge that our Form 10-Q for the period ending July 31, 2021 has not yet been filed. We filed an NT 10-Q that provided us with five additional business days to file the Form 10-Q, but we were unable to meet the additional five day extension period. We intend to file the Form 10-Q next week upon completion of the review by our PCAOB Auditor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Share Cancellation and Exchange Agreement dated June 9, 2021

1 Filed herein by reference to the Form 8-K filed on June 9, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Next Meats Holdings, Inc.

Dated: September 24, 2021	/s/ Ryo Shirai
Ryo Shirai Chief Executive Officer